UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Total Emerging Markets Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 04/30/2018

Item 1 – Report to Stockholders

APRIL 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Total Emerging Markets Fund  |  of BlackRock FundsSM

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. While the market’s appetite for risk remained healthy, risk taking varied by asset class, as bond investors cautiously shifted to higher-quality securities, and stock investors continued to embrace risk by investing abroad.

The largest global economies experienced sustained, synchronized growth for the first time since the financial crisis, leading to strong equity performance worldwide. Emerging markets stocks posted the highest return, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.5%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates just three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. The economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus, as unemployment dipped below 4.0%, wages increased, and job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet almost matched the total output of the Japanese economy.

The Fed’s measured pace of stimulus reduction could lead to moderately higher inflation, steadily rising interest rates, and improving real growth in 2018. We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including corporate spending on stock buybacks, mergers & acquisitions and capital investment, which could extend the economic cycle if inflation and interest rates rise at a relatively modest pace.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.82%	13.27%
U.S. small cap equities (Russell 2000® Index)	3.27	11.54
International equities (MSCI Europe, Australasia, Far East Index)	3.41	14.51
Emerging market equities (MSCI Emerging Markets Index)	4.80	21.71
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.68	1.17
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(3.79)	(3.64)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.87)	(0.32)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.76)	1.44
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.17)	3.27
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2018	BlackRock Total Emerging Markets Fund

Investment Objective

BlackRock Total Emerging Markets Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2018, the Fund underperformed its custom blended benchmark, MSCI Emerging Markets Index (60%) (“MSCI EM” or the “equity benchmark”) JPMorgan Emerging Markets Bond Index Plus (40%) (“EMBI+” or the “fixed income benchmark”).

What factors influenced performance?

The Fund’s positioning in both its equity and fixed income portfolios detracted from performance in the six-month period, with the latter having the larger impact.

The market backdrop featured a combination of synchronized global growth and expectations for tighter central bank policy. U.S. Treasury yields rose to levels not seen since 2014 as investors reacted to the prospect of higher inflation, creating a challenging environment across the world fixed-income market. As a result, the Fund’s positions in developed market companies with emerging market exposure, such as the bonds of General Electric Co. and Wal-Mart, Inc., detracted due to their above-average sensitivity to rising rates.

Performance was generally muted across other segments of the fixed income allocation. In the hard currency sovereign debt portfolio, the benefit of having an underweight position in Venezuela was offset by having an overweight position in Poland. The local currency bond portfolio was also largely flat, with gains from South African positions offsetting losses from Indonesian positions.

On the equity side, stock selection in Chinese technology companies detracted. The Fund’s preference for attractively priced stocks was somewhat out of step with the market at a time when more richly valued tech heavyweights in which the Fund was underweight, such as Tencent Holdings, Ltd., generally outperformed. The Fund’s preference for lower-volatility securities also detracted given the “risk-on” tone that existed for most of the period.

On the plus side, the moderation of economic growth from the elevated levels of 2017 provided a greater opportunity to identify different regions where growth would be more robust. The Fund’s macro thematic stock selection models generally performed well as a result. Specifically, a country model that analyzes the effect of severe weather on economies was a top performer, driven by positions in Taiwan. Industry-timing models also added value, particularly among health care stocks in Brazil and China.

The six-month period ended April 30, 2018 was unique from a market volatility perspective. After beginning with a continuation of the muted volatility that characterized 2017, it ended with heightened volatility as geopolitical risks, concerns about trade policy and the prospect of higher interest rates dominated the markets. In the former environment, trend-based strategies — including those designed to capture trends in sentiment through text-based analyses of sell-side analyst reports and company executive conference calls — performed very well. However, as volatility spiked, fundamental insights that seek to capture relative value and quality measures began to deliver stronger results. Specifically, measures of cash flow generation and earnings were rewarded as investors sought stocks with defensive characteristics.

The Fund uses total return swaps (a form of derivatives) to gain exposure to certain emerging equity markets. Since derivatives are used as a means to achieve exposure to these markets in a more efficient manner than investing directly in equities, they do not have an effect on relative performance. The Fund also uses forward interest rate swaps to achieve local currency exposure in its positions in local currency bonds. Since derivatives require less cash to achieve sufficient exposure than investing in the underlying instruments, the Fund held a significant weighting in cash. Given that the Fund achieved its desired exposures through the use of derivatives, the cash position had no material impact on performance.

Describe recent portfolio activity.

The Fund increased its allocations to Russia and Turkey on the belief that the countries offered attractive valuations. The Fund also added to its weighting in China based on the country’s strong fundamentals. Conversely, it reduced the extent of its overweight position in Brazil mid-way through the period after the market began to look richly priced.

The Fund continued to invest in a portion of its fixed-income portfolio in local currency bonds — including positions in Mexico, Malaysia and Thailand — to capitalize on their attractive yields. The Fund’s duration was kept below the long-term strategic level. (Duration is a measure of interest rate sensitivity.)

Describe portfolio positioning at period end.

Russia was the largest overweight in the equity portfolio, primarily through positions in technology and materials stocks. The investment adviser believes the country offers a favorable combination of attractive valuations, improving fundamentals, and an accommodative monetary policy outlook. The Fund was also overweight in China and Turkey. South Korea was the largest underweight position in the equity portfolio, as the investment adviser believed valuations were expensive following a rally in the country’s large-cap technology stocks. On the fixed income side, the Fund maintained a preference for local currency bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2018 (continued)	BlackRock Total Emerging Markets Fund

Performance Summary for the Period Ended April 30, 2018

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.40)%	8.04%	N/A	2.69%	N/A
Investor A	(0.52)	7.87	2.21%	2.43	1.32%
Investor C	(1.02)	6.98	5.98	1.66	1.66
MSCI Emerging Markets Index (60%)/JPMorgan Emerging Markets Bond Index Plus (40%)(d)	1.42	12.04	N/A	4.04	N/A
MSCI Emerging Markets Index	4.80	21.71	N/A	4.59	N/A
JPMorgan Emerging Markets Bond Index Plus	(3.72)	(1.47)	N/A	2.78	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity and debt instruments and related derivative instruments issued by, or tied economically to, companies or other issuers located in emerging markets.
(c)	The Fund commenced operations on May 16, 2013.
(d)	A customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%). The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. JPMorgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/17)	Ending Account Value (04/30/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$996.00	$4.21	$1,000.00	$1,020.58	$4.26	0.85%
Investor A	$1,000.00	$994.80	$5.44	$1,000.00	$1,019.34	$5.51	1.10%
Investor C	$1,000.00	$989.80	$9.13	$1,000.00	$1,015.62	$9.25	1.85%

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on Page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2018 (continued)	BlackRock Total Emerging Markets Fund

Portfolio Information as of April 30, 2018

PORTFOLIO COMPOSITION

Percent of Total Investments
Foreign Government Obligations	51%
Short-Term Securities	35
Corporate Bonds	8
Foreign Agency Obligations	6

GEOGRAPHIC ALLOCATION

	Percentage of Total Investments (a)
	Long	Short		Total
China	12%	—	(b)	12%
United States	8	—		8
South Korea	6	—		6
Russia	6	—		6
Mexico	6	—		6
South Africa	6	—		6
Brazil	5	—		5
Indonesia	5	—		5
Turkey	5	—		5
Taiwan	5	—		5
Hong Kong	4	—		4
Poland	4	—		4
Philippines	3	—		3
Colombia	3	—		3
Hungary	3	—		3
Argentina	3	—		3
Thailand	2	—		2
Chile	2	—		2
Peru	2	—		2
Panama	2	—		2
Romania	2	—		2
United Kingdom	1	—		1
Venezuela	1	—		1
Malaysia	1	—		1
Netherlands	1	—		1
British Virgin Islands	1	—		1
Other(c)	1	—		1

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Represents less than 1% of total investments.
(c)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges:

(a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on November 1, 2017 and held through April 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Consolidated Schedule of Investments (unaudited) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 8.1%

United States — 8.1%
3M Co., 3.13%, 09/19/46	USD	100	$86,082
Amazon.com, Inc.:
4.80%, 12/05/34		100	110,275
4.95%, 12/05/44		300	338,769
4.05%, 08/22/47		700	692,412
Apple, Inc.:
4.50%, 02/23/36		100	107,078
3.85%, 05/04/43		500	478,006
3.45%, 02/09/45		100	89,461
4.38%, 05/13/45		200	207,080
4.65%, 02/23/46		600	642,026
3.85%, 08/04/46		100	94,806
4.25%, 02/09/47		100	101,643
3.75%, 11/13/47		1,000	933,116
Bristol-Myers Squibb Co., 4.50%, 03/01/44		100	107,271
Charming Light Investments Ltd., 3.75%, 09/03/19		200	200,126
Cisco Systems, Inc.:
5.90%, 02/15/39		500	633,446
5.50%, 01/15/40		200	242,297
Eli Lilly & Co., 3.70%, 03/01/45		400	383,671
Exxon Mobil Corp.:
3.57%, 03/06/45		150	140,328
4.11%, 03/01/46		400	409,364
General Electric Co.:
5.88%, 01/14/38		700	794,765
6.88%, 01/10/39		190	241,770
4.13%, 10/09/42		400	364,312
4.50%, 03/11/44		200	193,596
Goldman Sachs Group, Inc.:
6.13%, 02/15/33		600	700,496
6.25%, 02/01/41		200	241,334
4.80%, 07/08/44		100	102,569
HSBC Holdings PLC:
6.50%, 05/02/36		150	182,603
6.50%, 09/15/37		500	613,568
6.80%, 06/01/38		100	127,210
6.10%, 01/14/42		100	128,027
5.25%, 03/14/44		300	321,490
Intel Corp.:
4.25%, 12/15/42		500	512,513
4.10%, 05/19/46		100	100,411
3.73%, 12/08/47		307	287,437
International Business Machines Corp.:
5.88%, 11/29/32		50	61,001
5.60%, 11/30/39		75	90,646
4.70%, 02/19/46		100	109,559
Johnson & Johnson:
4.38%, 12/05/33		300	320,801
3.63%, 03/03/37		500	487,932
4.50%, 09/01/40		200	219,072
3.70%, 03/01/46		500	483,293
Merck & Co., Inc.:
3.60%, 09/15/42		100	95,348
4.15%, 05/18/43		150	153,111
3.70%, 02/10/45		600	570,773
Microsoft Corp.:
3.50%, 02/12/35		75	72,931
3.45%, 08/08/36		400	382,201
4.10%, 02/06/37		300	311,497
4.50%, 10/01/40		150	162,481
5.30%, 02/08/41		500	595,879

Security	Par (000)		Value
United States (continued)
Microsoft Corp.:
3.50%, 11/15/42	USD	100	$93,805
3.75%, 02/12/45		100	96,167
4.45%, 11/03/45		225	240,570
3.70%, 08/08/46		100	95,946
4.25%, 02/06/47		1,400	1,469,126
Morgan Stanley:
6.38%, 07/24/42		100	125,874
4.30%, 01/27/45		800	774,303
4.38%, 01/22/47		200	194,430
NIKE, Inc.:
3.88%, 11/01/45		75	73,694
3.38%, 11/01/46		100	89,653
Oracle Corp.:
3.85%, 07/15/36		200	195,938
3.80%, 11/15/37		1,200	1,161,662
5.38%, 07/15/40		100	116,305
4.13%, 05/15/45		300	295,438
4.00%, 07/15/46		600	580,286
4.00%, 11/15/47		500	486,954
PepsiCo, Inc.:
4.25%, 10/22/44		100	102,900
4.45%, 04/14/46		700	731,141
3.45%, 10/06/46		400	358,610
Pfizer, Inc.:
7.20%, 03/15/39		150	211,418
4.30%, 06/15/43		700	714,183
4.40%, 05/15/44		125	129,799
Procter & Gamble Co., 5.55%, 03/05/37		424	526,507
Visa, Inc.:
4.15%, 12/14/35		300	312,207
4.30%, 12/14/45		600	623,791
Wal-Mart Stores, Inc.:
6.20%, 04/15/38		300	393,285
5.63%, 04/01/40		75	93,209
4.00%, 04/11/43		100	99,806
3.63%, 12/15/47		900	845,045
Walt Disney Co., 4.13%, 06/01/44		200	201,969

			26,459,904

Total Corporate Bonds — 8.1% (Cost — $27,641,111)			26,459,904

Foreign Agency Obligations — 5.5%

Australia — 0.1%
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23		200	204,549

British Virgin Islands — 1.0%
1MDB Global Investments Ltd., 4.40%, 03/09/23		1,000	935,806
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21		200	191,106
Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20		100	101,869
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42		200	208,427
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23		200	203,705
Sinopec Group Overseas Development 2015 Ltd.:
2.50%, 04/28/20		200	196,631
3.25%, 04/28/25		400	378,313
Sinopec Group Overseas Development 2016 Ltd.:
2.13%, 05/03/19		200	197,867
2.00%, 09/29/21		200	190,370

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
British Virgin Islands (continued)
SPIC 2016 US Dollar Bond Co. Ltd., 3.00%, 12/06/21	USD	200	$195,460
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23		200	194,512
State Grid Overseas Investment 2016 Ltd., 2.88%, 05/18/26		400	367,406

			3,361,472
Cayman Islands — 0.1%
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 06/10/25		200	196,107

Chile — 2.2%
Banco del Estado de Chile, 4.13%, 10/07/20		100	101,644
Bonos del Banco Central de Chile en UF, 3.00%, 03/01/22	CLP	3,092,030	5,382,921
Corp. Nacional del Cobre de Chile:
4.50%, 09/16/25	USD	200	204,507
3.63%, 08/01/27		500	475,620
6.15%, 10/24/36		400	472,374
5.63%, 10/18/43		200	227,654
Empresa de Transporte de Pasajeros Metro SA, 4.75%, 02/04/24		200	206,122
Empresa Nacional del Petroleo, 4.38%, 10/30/24		200	200,178

			7,271,020
China — 0.2%
China Development Bank Corp.:
2.50%, 10/09/20		200	196,064
3.00%, 06/01/26		200	187,238
China Minmetals Corp., 3.75%		400	376,005

			759,307
Hong Kong — 0.1%
CNAC HK Finbridge Co., Ltd., 3.50%, 07/19/22		400	385,669

Hungary — 0.1%
Magyar Export-Import Bank Zrt, 4.00%, 01/30/20		200	201,398
MFB Magyar Fejlesztesi Bank Zrt, 6.25%, 10/21/20		200	212,985

			414,383
Indonesia — 0.4%
Pertamina Persero PT, 6.50%, 05/27/41		200	220,698
Perusahaan Penerbit SBSN Indonesia III:
3.40%, 03/29/22		200	196,540
4.35%, 09/10/24		400	402,880
4.55%, 03/29/26		300	301,500

			1,121,618
Kazakhstan — 0.3%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22		200	199,500
KazMunayGas National Co. JSC:
7.00%, 05/05/20		200	213,424
4.75%, 04/19/27		400	393,400
5.75%, 04/19/47		200	191,220

			997,544
Malaysia — 0.8%
Petroliam Nasional Bhd, 7.63%, 10/15/26		100	124,843
Petronas Capital Ltd.:
5.25%, 08/12/19		100	102,631
3.13%, 03/18/22		300	295,069
7.88%, 05/22/22		250	288,879
3.50%, 03/18/25		400	388,695
4.50%, 03/18/45		400	405,192

Security	Par (000)		Value
Malaysia (continued)
Petronas Global Sukuk Ltd., 2.71%, 03/18/20	USD	1,000	$988,714

			2,594,023
Netherlands — 0.0%
Majapahit Holding BV, 7.88%, 06/29/37		100	128,380

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25		200	201,500
Petroleos del Peru SA, 4.75%, 06/19/32		200	189,750

			391,250
Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp.:
7.25%, 05/27/19		200	208,240
7.39%, 12/02/24		100	119,883

			328,123

Total Foreign Agency Obligations — 5.5% (Cost — $18,098,039)			18,153,445

Foreign Government Obligations — 50.8%
Argentine Republic Government International Bond:
6.88%, 04/22/21		1,300	1,364,350
5.63%, 01/26/22		1,300	1,311,050
7.50%, 04/22/26		1,850	1,938,800
6.88%, 01/26/27		1,000	996,010
6.63%, 07/06/28		500	482,750
8.28%, 12/31/33		1,465	1,564,341
7.13%, 07/06/36		350	332,850
2.50%, 12/31/38		1,400	913,500
7.63%, 04/22/46		1,400	1,354,500
7.13%, 12/31/99		800	710,800
Brazilian Government International Bond:
4.88%, 01/22/21		600	619,800
4.25%, 01/07/25		1,400	1,377,600
6.00%, 04/07/26		840	908,460
7.13%, 01/20/37		500	570,000
5.63%, 01/07/41		1,000	950,510
5.00%, 01/27/45		400	346,000
5.63%, 02/21/47		500	470,500
Chile Government International Bond, 3.13%, 01/21/26		600	577,500
China Development Bank Corp., 2.63%, 01/24/22		200	193,598
Colombia Government International Bond:
11.75%, 02/25/20		430	492,565
4.38%, 07/12/21		750	768,750
2.63%, 03/15/23		200	189,200
4.00%, 02/26/24		1,000	997,500
8.13%, 05/21/24		650	788,450
4.50%, 01/28/26		800	816,000
3.88%, 04/25/27		1,400	1,351,000
7.38%, 09/18/37		1,000	1,267,500
6.13%, 01/18/41		800	904,000
5.63%, 02/26/44		1,200	1,286,400
5.00%, 06/15/45		2,400	2,376,000
Export-Import Bank of China:
2.00%, 04/26/21		200	191,991
3.63%, 07/31/24		200	196,557
3.38%, 03/14/27		400	376,398
Export-Import Bank of Malaysia Bhd, 2.48%, 10/20/21		200	193,638
Hungary Government International Bond:
6.25%, 01/29/20		1,700	1,785,000
6.38%, 03/29/21		1,650	1,777,875
5.38%, 02/21/23		1,574	1,684,967

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Government Obligations (continued)
Hungary Government International Bond:
5.75%, 11/22/23	USD	1,700	$1,854,700
5.38%, 03/25/24		1,978	2,126,350
7.63%, 03/29/41		1,000	1,407,380
Indonesia Government International Bond:
4.88%, 05/05/21		700	725,118
3.75%, 04/25/22		1,000	996,640
3.38%, 04/15/23		400	388,514
5.38%, 10/17/23		800	852,058
5.88%, 01/15/24		1,200	1,303,634
4.13%, 01/15/25		800	798,270
4.75%, 01/08/26		1,100	1,134,361
4.35%, 01/08/27		400	400,579
7.00%, 05/15/27	IDR	81,988,000	5,937,316
8.50%, 10/12/35	USD	300	420,229
7.75%, 01/17/38		800	1,065,190
5.25%, 01/17/42		1,200	1,239,161
4.63%, 04/15/43		300	286,555
6.75%, 01/15/44		1,000	1,240,361
5.13%, 01/15/45		1,200	1,215,485
5.95%, 01/08/46		200	226,686
5.25%, 01/08/47		400	413,090
4.35%, 01/11/48		500	464,840
Inflation Linked Korea Treasury Bond, 1.13%, 06/10/23	KRW	4,382,013	4,133,431
Kazakhstan Government International Bond:
3.88%, 10/14/24	USD	200	200,552
5.13%, 07/21/25		200	213,098
4.88%, 10/14/44		200	196,320
Malaysia Sovereign Sukuk Bhd:
3.04%, 04/22/25		200	193,842
3.18%, 04/27/26		250	241,817
4.24%, 04/22/45		200	202,894
Mexican Udibonos, 4.50%, 12/04/25	MXN	53,122	3,007,546
Mexico Government International Bond:
3.50%, 01/21/21	USD	250	252,375
3.63%, 03/15/22		1,000	1,005,820
4.00%, 10/02/23		1,200	1,212,000
3.60%, 01/30/25		1,200	1,167,600
4.13%, 01/21/26		1,200	1,196,400
4.15%, 03/28/27		1,300	1,281,800
6.75%, 09/27/34		630	764,656
6.05%, 01/11/40		1,550	1,703,450
4.75%, 03/08/44		1,700	1,598,000
5.55%, 01/21/45		1,350	1,434,780
4.60%, 01/23/46		1,200	1,099,800
4.35%, 01/15/47		1,000	884,000
5.75%, 10/12/99		1,000	985,000
Panama Government International Bond:
4.00%, 09/22/24		200	202,500
3.75%, 03/16/25		1,400	1,389,500
7.13%, 01/29/26		750	896,250
8.88%, 09/30/27		400	545,000
3.88%, 03/17/28		700	687,750
9.38%, 04/01/29		880	1,251,800
6.70%, 01/26/36		800	988,000
4.50%, 05/15/47		700	682,500
4.30%, 04/29/53		200	187,500
Peruvian Government International Bond:
7.35%, 07/21/25		1,050	1,288,875
4.13%, 08/25/27		850	873,375
8.75%, 11/21/33		400	589,000
6.55%, 03/14/37		500	628,250
5.63%, 11/18/50		1,450	1,698,675

Security	Par (000)		Value
Foreign Government Obligations (continued)
Philippine Government International Bond:
8.38%, 06/17/19	USD	550	$583,089
4.00%, 01/15/21		900	920,025
4.20%, 01/21/24		1,200	1,241,098
5.50%, 03/30/26		600	669,427
9.50%, 02/02/30		1,150	1,702,309
7.75%, 01/14/31		1,225	1,646,926
6.38%, 01/15/32		400	489,707
6.38%, 10/23/34		900	1,129,054
5.00%, 01/13/37		600	658,145
3.95%, 01/20/40		600	583,813
3.70%, 03/01/41		1,200	1,122,301
3.70%, 02/02/42		1,200	1,118,558
Poland Government International Bond:
6.38%, 07/15/19		1,077	1,121,695
5.13%, 04/21/21		2,850	3,006,864
5.00%, 03/23/22		3,968	4,210,207
3.00%, 03/17/23		1,250	1,229,375
4.00%, 01/22/24		3,250	3,328,214
3.25%, 04/06/26		1,550	1,507,530
Republic of South Africa Government International Bond:
6.88%, 05/27/19		520	538,991
5.50%, 03/09/20		900	931,352
5.88%, 05/30/22		400	426,254
4.67%, 01/17/24		990	985,268
5.88%, 09/16/25		900	944,512
4.88%, 04/14/26		200	196,433
4.30%, 10/12/28		900	826,240
5.38%, 07/24/44		400	372,696
5.00%, 10/12/46		400	353,000
Romanian Government International Bond:
6.75%, 02/07/22		1,980	2,176,654
4.38%, 08/22/23		1,300	1,319,500
4.88%, 01/22/24		1,500	1,557,786
6.13%, 01/22/44		1,038	1,204,080
Russian Foreign Bond — Eurobond:
5.00%, 04/29/20		300	306,748
4.50%, 04/04/22		1,800	1,826,158
4.88%, 09/16/23		800	828,000
4.75%, 05/27/26		1,600	1,625,296
4.25%, 06/23/27		600	585,565
7.50%, 03/31/30		2,136	2,382,793
5.63%, 04/04/42		1,000	1,048,000
5.88%, 09/16/43		800	866,000
5.25%, 06/23/47		3,000	2,906,772
South Africa Government Bond — CPI Linked, 5.50%, 12/07/23	ZAR	43,223	4,084,808
Turkey Government International Bond:
7.00%, 06/05/20	USD	450	475,202
5.63%, 03/30/21		1,000	1,031,292
5.13%, 03/25/22		400	404,420
6.25%, 09/26/22		900	946,136
3.25%, 03/23/23		450	415,143
5.75%, 03/22/24		700	709,639
7.38%, 02/05/25		1,200	1,315,118
4.25%, 04/14/26		200	180,666
4.88%, 10/09/26		1,100	1,027,400
6.00%, 03/25/27		900	903,294
11.88%, 01/15/30		300	440,250
6.75%, 05/30/40		200	200,966
6.00%, 01/14/41		700	644,202
4.88%, 04/16/43		1,300	1,033,825

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Government Obligations (continued)
Turkey Government International Bond:
6.63%, 02/17/45	USD	1,000	$975,000
5.75%, 05/11/47		1,100	960,566
Ukraine Government International Bond:
7.75%, 09/01/21		200	206,540
7.75%, 09/01/24		100	99,750
7.75%, 09/01/26		500	492,880
7.75%, 09/01/27		100	98,052
Uruguay Government International Bond:
4.38%, 10/27/27		300	302,250
7.88%, 01/15/33		200	262,270
7.63%, 03/21/36		150	195,233
4.13%, 11/20/45		200	177,500
5.10%, 06/18/50		600	589,500
Venezuela Government International Bond(a):
7.75%, 10/13/19		730	215,350
6.00%, 12/09/20		845	236,600
12.75%, 08/23/22		1,532	482,580
9.00%, 05/07/23		750	213,750
8.25%, 10/13/24		1,155	329,175
7.65%, 04/21/25		290	81,925
11.75%, 10/21/26		1,616	496,920
9.25%, 09/15/27		1,980	613,800

Security	Par (000)		Value
Foreign Government Obligations (continued)
9.25%, 05/07/28	USD	1,600	$452,000
11.95%, 08/05/31		1,415	435,112
9.38%, 01/13/34		575	189,750
7.00%, 03/31/38		550	162,250

Total Foreign Government Obligations — 50.8% (Cost — $172,878,914)			166,364,932

Total Long-Term Investments — 64.4% (Cost — $218,618,064)			210,978,281

		Shares
Short-Term Securities — 34.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.54%(b)(c)(d)		113,564,487	113,564,487

Total Short-Term Securities — 34.7% (Cost — $113,564,487)			113,564,487

Total Investments — 99.1% (Cost — $332,182,551)			324,542,768
Other Assets less Liabilities — 0.9%			3,042,013

Net Assets — 100.0%			$327,584,781

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(d)	During the six months ended April 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/17	Net Activity	Shares Held at 04/30/18	Value at 04/30/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	209,172,307	(95,607,820)	113,564,487	$113,564,487	$1,060,133	$850	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
SGX Nifty 50 Index	575	05/31/18	$12,403	$213,285
Short Contracts:
MSCI Emerging Markets E-Mini Index	121	06/15/18	6,971	(102,118)

				$111,167

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	461,000	USD	358,547	JPMorgan Chase Bank N.A.	05/16/18	$609
CHF	974,000	EUR	813,787	JPMorgan Chase Bank N.A.	05/16/18	257
EUR	510,070	CHF	610,000	Deutsche Bank AG	05/16/18	333
EUR	272,108	CHF	323,000	JPMorgan Chase Bank N.A.	05/16/18	2,620
EUR	402,005	NOK	3,893,000	Deutsche Bank AG	05/16/18	427
EUR	445,289	SEK	4,622,000	Citibank N.A.	05/16/18	9,896
EUR	504,302	SEK	5,327,000	Deutsche Bank AG	05/16/18	639
EUR	1,376,635	SEK	14,359,000	JPMorgan Chase Bank N.A.	05/16/18	22,612
NOK	6,204,000	EUR	639,327	Citibank N.A.	05/16/18	915
PHP	77,688,000	USD	1,489,703	BNP Paribas S.A.	05/16/18	13,350
PHP	150,190,000	USD	2,900,541	BNP Paribas S.A.	05/16/18	5,230
PHP	50,612,000	USD	963,671	JPMorgan Chase Bank N.A.	05/16/18	15,535
TRY	3,868,000	USD	942,828	BNP Paribas S.A.	05/16/18	5,340
TRY	398,000	USD	95,949	Citibank N.A.	05/16/18	1,614
USD	1,847,650	AUD	2,377,000	BNP Paribas S.A.	05/16/18	58,082
USD	325,340	AUD	431,000	JPMorgan Chase Bank N.A.	05/16/18	854
USD	414,120	BRL	1,423,000	BNP Paribas S.A.	05/16/18	8,452
USD	1,407,044	BRL	4,790,000	JPMorgan Chase Bank N.A.	05/16/18	41,514
USD	359,710	CAD	461,000	Deutsche Bank AG	05/16/18	554
USD	9,345,504	CAD	11,749,000	HSBC Bank USA N.A.	05/16/18	192,080
USD	1,465,965	CAD	1,875,000	JPMorgan Chase Bank N.A.	05/16/18	5,188
USD	1,067,553	CLP	634,767,000	JPMorgan Chase Bank N.A.	05/16/18	32,687
USD	2,368,980	EUR	1,959,000	Deutsche Bank AG	05/16/18	1,117
USD	4,875,715	EUR	3,937,000	JPMorgan Chase Bank N.A.	05/16/18	117,024
USD	224,640	GBP	163,000	Deutsche Bank AG	05/16/18	100
USD	7,329,887	GBP	5,110,000	JPMorgan Chase Bank N.A.	05/16/18	290,635
USD	962,713	IDR	13,296,023,000	BNP Paribas S.A.	05/16/18	8,598
USD	1,079,180	INR	71,050,000	JPMorgan Chase Bank N.A.	05/16/18	11,928
USD	3,902,771	INR	256,455,000	JPMorgan Chase Bank N.A.	05/16/18	50,522
USD	8,103,564	JPY	867,711,000	JPMorgan Chase Bank N.A.	05/16/18	159,209
USD	654,461	KRW	697,328,000	JPMorgan Chase Bank N.A.	05/16/18	3,273
USD	389,605	NZD	553,000	Deutsche Bank AG	05/16/18	539
USD	1,677,580	NZD	2,337,000	HSBC Bank USA N.A.	05/16/18	33,374
USD	1,679,706	NZD	2,340,000	HSBC Bank USA N.A.	05/16/18	33,388
USD	2,670,190	NZD	3,625,000	HSBC Bank USA N.A.	05/16/18	119,804
USD	1,677,458	RUB	104,800,000	JPMorgan Chase Bank N.A.	05/16/18	15,842
USD	968,848	ZAR	12,054,000	Credit Suisse International	05/16/18	3,523
USD	1,014,513	ZAR	12,210,000	JPMorgan Chase Bank N.A.	05/16/18	36,696
USD	5,598,906	CLP	3,358,000,000	Barclays Bank PLC	06/07/18	124,686
USD	3,581,773	IDR	49,743,660,000	Bank of America N.A.	06/07/18	22,135
USD	2,705,307	IDR	37,491,500,000	Deutsche Bank AG	06/07/18	22,430
USD	6,500,841	MXN	122,130,000	Bank of America N.A.	06/07/18	6,264
USD	357,748	ZAR	4,300,000	JPMorgan Chase Bank N.A.	06/07/18	14,401
USD	3,991,862	ZAR	48,000,000	State Street Bank and Trust Co.	06/07/18	159,143
USD	2,453,756	INR	160,721,000	Morgan Stanley & Co. International PLC	07/06/18	54,727

						1,708,146

AUD	2,786,000	USD	2,161,760	Deutsche Bank AG	05/16/18	(64,270)
AUD	431,000	USD	326,208	JPMorgan Chase Bank N.A.	05/16/18	(1,721)
CAD	2,212,000	USD	1,758,728	JPMorgan Chase Bank N.A.	05/16/18	(35,401)
CAD	4,646,000	USD	3,701,255	JPMorgan Chase Bank N.A.	05/16/18	(81,644)
CHF	1,189,000	EUR	994,863	Citibank N.A.	05/16/18	(1,430)
CHF	610,000	EUR	510,072	JPMorgan Chase Bank N.A.	05/16/18	(336)
CLP	2,040,711,000	USD	3,419,708	BNP Paribas S.A.	05/16/18	(92,720)
COP	7,617,834,000	USD	2,783,197	BNP Paribas S.A.	05/16/18	(71,423)
EUR	11,418,449	USD	14,151,398	Citibank N.A.	05/16/18	(349,807)
EUR	148,000	USD	181,327	JPMorgan Chase Bank N.A.	05/16/18	(2,438)
EUR	1,959,000	USD	2,373,017	JPMorgan Chase Bank N.A.	05/16/18	(5,155)
GBP	163,000	USD	225,029	JPMorgan Chase Bank N.A.	05/16/18	(490)
GBP	1,621,000	USD	2,304,500	JPMorgan Chase Bank N.A.	05/16/18	(71,500)
HUF	385,270,000	EUR	1,241,461	BNP Paribas S.A.	05/16/18	(16,449)
HUF	425,072,000	EUR	1,371,036	BNP Paribas S.A.	05/16/18	(19,744)

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	48,585,871,000	USD	3,521,481	BNP Paribas S.A.	05/16/18	$(34,988)
JPY	28,444,000	USD	260,983	JPMorgan Chase Bank N.A.	05/16/18	(563)
JPY	173,348,000	USD	1,618,870	JPMorgan Chase Bank N.A.	05/16/18	(31,777)
MXN	7,050,000	USD	388,911	BNP Paribas S.A.	05/16/18	(12,710)
MXN	21,090,000	USD	1,167,752	JPMorgan Chase Bank N.A.	05/16/18	(42,352)
NOK	8,213,122	EUR	852,438	BNP Paribas S.A.	05/16/18	(6,125)
NOK	51,836,000	EUR	5,376,554	BNP Paribas S.A.	05/16/18	(34,435)
NOK	1,530,878	EUR	158,937	JPMorgan Chase Bank N.A.	05/16/18	(1,199)
NOK	3,893,000	EUR	403,868	JPMorgan Chase Bank N.A.	05/16/18	(2,679)
NZD	553,000	USD	390,703	JPMorgan Chase Bank N.A.	05/16/18	(1,638)
PLN	30,296,000	EUR	7,284,203	JPMorgan Chase Bank N.A.	05/16/18	(171,869)
RON	7,710,000	EUR	1,655,056	Citibank N.A.	05/16/18	(2,811)
SEK	5,327,000	EUR	506,974	JPMorgan Chase Bank N.A.	05/16/18	(3,868)
SGD	78,000	USD	59,567	Deutsche Bank AG	05/16/18	(728)
SGD	13,123,000	USD	10,011,138	JPMorgan Chase Bank N.A.	05/16/18	(111,966)
THB	36,611,000	USD	1,174,171	HSBC Bank USA N.A.	05/16/18	(13,786)
TWD	222,601,000	USD	7,586,688	BNP Paribas S.A.	05/16/18	(61,482)
USD	260,164	JPY	28,444,000	Deutsche Bank AG	05/16/18	(256)
USD	2,447,308	KRW	2,637,341,000	BNP Paribas S.A.	05/16/18	(15,527)
USD	6,233,983	KRW	6,682,393,000	JPMorgan Chase Bank N.A.	05/16/18	(6,252)
USD	4,564,785	PHP	237,944,000	BNP Paribas S.A.	05/16/18	(38,789)
ZAR	23,164,000	USD	1,911,112	JPMorgan Chase Bank N.A.	05/16/18	(56,061)
MXN	64,580,000	USD	3,506,110	BNP Paribas S.A.	06/07/18	(71,902)
USD	4,091,311	KRW	4,400,000,000	JPMorgan Chase Bank N.A.	06/07/18	(19,739)
INR	951,394,122	USD	14,452,288	Morgan Stanley & Co. International PLC	07/06/18	(251,145)

						(1,809,175)

Net Unrealized Depreciation						$(101,029)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 6.90%	Quarterly	7.26%	Quarterly	09/19/18	09/19/23	ZAR	66,180	$(16,217)	$98	$(16,315)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month BIBOR, 1.71%	Semi-annual	2.05%	Semi-annual	Bank of America N.A.	09/19/18	(a)	09/19/23	THB	98,140	$(9,906)	$—	$(9,906)
6-Month BIBOR, 1.71%	Semi-annual	2.02	Semi-annual	Bank of America N.A.	09/19/18	(a)	09/19/23	THB	174,110	(26,698)	—	(26,698)
3-Month LIBOR, 2.35%	Quarterly	2.25	Quarterly	Bank of America N.A.	09/19/18	(a)	09/19/23	KRW	4,686,370	(9,794)	—	(9,794)
3-Month KLIBOR, 3.69%	Quarterly	4.01	Quarterly	JPMorgan Chase Bank N.A.	09/19/18	(a)	09/19/23	MYR	12,870	(5,678)	—	(5,678)
3-Month KLIBOR, 3.69%	Quarterly	4.05	Quarterly	JPMorgan Chase Bank N.A.	09/19/18	(a)	09/19/23	MYR	23,330	(887)	—	(887)
3-Month TWD Secondary Bank Rate, 0.66%	Quarterly	1.07	Quarterly	JPMorgan Chase Bank N.A.	09/19/18	(a)	09/19/23	TWD	155,610	(2,164)	—	(2,164)
3-Month TWD Secondary Bank Rate, 0.66%	Quarterly	1.10	Quarterly	BNP Paribas S.A.	09/19/18	(a)	09/19/23	TWD	93,250	3,304	—	3,304
1-Day CLP Interbank Rate, 2.78%	Semi-annual	3.93	Semi-annual	Goldman Sachs Bank USA	09/20/18	(a)	09/20/23	CLP	3,274,750	36,526	—	36,526

										$(15,297)	$—	$(15,297)

(a)	Forward swap.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Goldman Sachs Bank USA	09/17/18	$89,875,885	$6,401,046	(b)	$95,830,644	27.4%
	UBS AG	05/22/18 – 02/28/23	89,248,713	6,964,279	(c)	95,845,342	27.3

			$179,124,598	$13,365,325		$191,675,986

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25 – 850 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Garban Intercapital Federal Funds Rate Open

Intercontinental Exchange LIBOR:

USD Spot Next

(b)	Amount includes $446,287 of net dividends and financing fees.
(c)	Amount includes $367,650 of net dividends and financing fees.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of April 30, 2018 expiration date 09/17/18:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
Cia de Saneamento Basico do Estado de Sao Paulo	16,950	$170,119	0.2%
EcoRodovias Infraestrutura e Logistica SA	87,600	248,807	0.2
Hypera SA	49,200	442,396	0.4
Iochpe-Maxion SA	102,950	825,786	0.9
Magazine Luiza SA	2,800	85,290	0.1
Minerva SA	32,200	75,371	0.1
Randon Participacoes SA, Preference Shares	160,900	402,342	0.4
TIM Participacoes SA, -ADR	178,331	4,057,030	4.2
Transmissora Alianca de Energia Eletrica SA	8,200	49,834	0.1
Ultrapar Participacoes SA — Sponsored ADR	3,910	67,721	0.1

		6,424,696
China
Alibaba Group Holding Ltd. — ADR	19,703	3,517,774	3.7
Angang Steel Co., Ltd.	104,000	111,480	0.1
BAIC Motor Corp. Ltd., Class D	109,000	105,218	0.1
BBMG Corp., Class H	239,000	109,010	0.1
Beijing Capital International Airport Co. Ltd., Class H	190,000	258,775	0.3
China Biologic Products Holdings, Inc.	26,268	2,281,901	2.4
China CITIC Bank Corp. Ltd., Class H	921,000	658,375	0.7
China Communications Services Corp. Ltd., Class H	110,000	69,060	0.1
China Galaxy Securities Co. Ltd., Class H	255,500	167,821	0.2
China Lesso Group Holdings Ltd.	80,000	61,658	0.1
China Petroleum & Chemical Corp., Class H, Class H	2,250,000	2,191,182	2.3
China Reinsurance Group Corp.	186,000	39,186	0.0
Greentown China Holdings Ltd.	33,000	43,488	0.0
Hollysys Automation Technologies Ltd.	7,780	171,627	0.2
Hua Hong Semiconductor, Ltd.	16,000	36,105	0.0
Logan Property Holdings Co., Ltd.	84,000	123,158	0.1
Lonking Holdings Ltd.	1,260,000	572,571	0.6
Luye Pharma Group Ltd.	49,500	52,480	0.1
SINA Corp.	43,156	4,123,124	4.3
Sino-Ocean Group Holding Ltd.	727,000	504,801	0.5
Sohu.com, Inc.	87,564	2,712,733	2.8
Tencent Holdings Ltd.	62,800	3,087,429	3.2
Tianneng Power International Ltd.	262,000	378,039	0.4
Uni-President China Holdings Ltd.	64,000	60,501	0.1
Weibo Corp. — ADR	20,563	2,354,875	2.5
Weichai Power Co. Ltd., Class H	750,000	868,235	0.9
Xinyi Solar Holdings, Ltd.	112,000	51,033	0.1
Yuzhou Properties Co., Ltd.	62,000	45,101	0.0
Zhejiang Expressway Co. Ltd., Class H	206,000	211,545	0.2
Zhongsheng Group Holdings Ltd.	372,000	1,066,403	1.1

		26,034,688
Colombia
Bancolombia SA — ADR	6,467	308,217	0.3

Hong Kong
China Everbright Ltd.	222,000	488,525	0.5
China Travel International Investment Hong Kong Ltd.	1,892,000	705,423	0.7
Haier Electronics Group Co. Ltd.	418,000	1,446,185	1.5
Kingboard Chemical Holdings Ltd.	33,500	136,288	0.1
KWG Property Holding Ltd.	174,000	234,385	0.2
MMG, Ltd.	116,000	86,057	0.1

	Shares	Value	% of Basket Value
Hong Kong (continued)
Nine Dragons Paper Holdings Ltd.	1,084,000	$1,616,741	1.7%
Shanghai Industrial Holdings Ltd.	99,000	259,607	0.3
Shenzhen International Holdings, Ltd.	30,500	66,639	0.1
Shimao Property Holdings Ltd.	250,500	662,589	0.7
Yuexiu Property Co. Ltd.	3,406,000	766,287	0.8

		6,468,726
Indonesia
Adaro Energy Tbk PT	690,100	90,370	0.1
Matahari Department Store Tbk PT	399,200	295,577	0.3

		385,947
Malaysia
Astro Malaysia Holdings Bhd	336,000	162,721	0.2
Lotte Chemical Titan Holding BHD	34,400	49,789	0.1
My EG Services BHD	53,000	35,144	0.0

		247,654
Mexico
Alsea SAB de CV	12,400	46,120	0.0
America Movil SAB de CV, Series L	908,800	841,155	0.9
Grupo Aeroportuario del Centro Norte SAB de C.V., ADR	2,087	87,925	0.1
Grupo Aeroportuario del Centro Norte SAB de CV	68,750	364,078	0.4
Industrias Penoles SAB de CV	55,035	1,155,138	1.2
Wal-Mart de Mexico SAB de CV	1,670,200	4,641,218	4.8

		7,135,634
Netherlands
Yandex NV, Class A	110,844	3,697,756	3.9

Philippines
Ayala Corp.	2,725	50,688	0.1
Metropolitan Bank & Trust Co.	4	6	0.0

		50,694
Poland
Bank Handlowy w Warszawie SA	5,143	121,384	0.1

Qatar
Barwa Real Estate Co.	54,916	533,172	0.6
Qatar Islamic Bank SAQ	6,685	196,474	0.2

		729,646
Russia
Aeroflot — Russian Airlines OJSC	104,227	238,130	0.3
Lukoil PJSC — ADR	12,375	824,865	0.9
Mobile TeleSystems PJSC — ADR	20,690	217,245	0.2
Severstal PJSC	1,950	31,265	0.0
Sistema PJSC FC — GDR	6,727	24,459	0.0

		1,335,964
South Africa
Anglo American Platinum Ltd.	6,581	176,602	0.2
AngloGold Ashanti Ltd.	2,505	22,391	0.0
AngloGold Ashanti Ltd. — ADR	31,001	278,389	0.3
Barloworld Ltd.	174,600	2,369,181	2.5
Capitec Bank Holdings Ltd.	2,276	162,038	0.2
Gold Fields Ltd.	6,295	23,899	0.0
Gold Fields Ltd. — ADR	449,217	1,716,009	1.8
Investec Ltd.	43,230	341,013	0.3
Massmart Holdings Ltd.	11,467	153,129	0.2
Sanlam Ltd.	14,895	94,092	0.1
Sappi Ltd.	19,600	125,081	0.1
Standard Bank Group Ltd.	41,106	704,992	0.7

		6,166,816

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

	Shares	Value	% of Basket Value
South Korea
Green Cross Corp.	3,053	$616,330	0.6%
Hyundai Development Co-Engineering & Construction	17,203	747,636	0.8
Korea Investment Holdings Co. Ltd.	261	22,047	0.0
KT Corp.	1,185	30,130	0.0
KT Corp. — ADR	94,886	1,274,319	1.3
LG Electronics, Inc.	21,982	2,084,307	2.2
LG International Corp.	14,614	360,151	0.4
LOTTE Himart Co. Ltd.	5,740	398,848	0.4
Poongsan Corp.	17,603	624,381	0.7
Posco Daewoo Corp.	4,203	88,223	0.1
Samsung Electronics Co. Ltd.	731	1,811,861	1.9
Samsung Securities Co. Ltd.	7,878	270,949	0.3

		8,329,182
Taiwan
Chailease Holding Co. Ltd.	678,000	2,473,834	2.6
CTBC Financial Holding Co. Ltd.	5,575,760	3,976,426	4.1
Elite Semiconductor Memory Technology, Inc.	59,000	77,074	0.1
Gemtek Technology Corp.	1,640,000	1,325,833	1.4
Gigabyte Technology Co., Ltd.	206,000	450,438	0.5
Global Unichip Corp.	54,000	508,069	0.5
Lite-On Semiconductor Corp.	487,000	619,946	0.6
PharmaEngine, Inc.	8,000	37,765	0.0
Pixart Imaging, Inc.	94,000	357,946	0.4
Synnex Technology International Corp.	118,000	169,472	0.2
Taiwan Semiconductor Manufacturing Co. Ltd.	249,000	1,896,717	2.0
TPK Holding Co. Ltd.	269,000	586,717	0.6
Uni-President Enterprises Corp.	1,885,000	4,536,562	4.7
Yuanta Financial Holding Co. Ltd.	93	44	0.0

		17,016,843
Thailand
Bangkok Chain Hospital PCL	343,000	189,107	0.2
Central Plaza Hotel PCL	246,300	409,720	0.4
Glow Energy PCL, Foreign Registered Shares	184,500	504,218	0.5
Kiatnakin Bank PCL	366,600	856,678	0.9
PTT Global Chemical PCL, Foreign Registered Shares	47,800	148,428	0.2
RS PCL	159,300	138,807	0.2
Thanachart Capital PCL	575,900	980,818	1.0

		3,227,776
Turkey
Coca-Cola Icecek AS	15,312	134,903	0.2
Ford Otomotiv Sanayi	16,534	227,618	0.2
Haci Omer Sabanci Holding AS	15,008	35,493	0.0
Turkiye Is Bankasi AS, Class C	1,033,580	1,566,149	1.6

		1,964,163
United Kingdom
Old Mutual PLC	384,746	1,337,341	1.4

United States
Genpact Ltd.	127,893	4,078,508	4.3
Luxoft Holding, Inc.	19,317	779,441	0.8

		4,857,949

Total Reference Entity — Long		95,841,076

	Shares	Value	% of Basket Value
Reference Entity — Short

China
China Shanshui Cement Group Ltd.	(23,259)	$(10,432)	0.0%

Total Reference Entity — Short		(10,432)

Net Value of Reference Entity — Goldman Sachs Bank USA		$95,830,644

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of April 30, 2018 expiration dates 05/22/18 — 02/28/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Brazil
Cia Brasileira de Distribuicao, Preference Shares	6,500	$146,079	0.2%
Cia. Hering	12,600	68,697	0.1
EcoRodovias Infraestrutura e Logistica SA	171,450	486,963	0.5
Hypera SA	353,200	3,175,896	3.3
Iochpe-Maxion SA	172,850	1,386,471	1.5
Itau Unibanco Holding SA, Preference Shares	173,144	2,521,145	2.6
JBS SA	73,600	183,832	0.2
Minerva SA	171,900	402,369	0.4
Petrobras Distribuidora SA	17,200	112,729	0.1
Randon Participacoes SA, Preference Shares	360,100	900,456	0.9
TIM Participacoes SA	39,100	178,022	0.2
Ultrapar Participacoes SA	17,300	298,523	0.3
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	55,200	288,353	0.3

		10,149,535
China
Anhui Expressway Co. Ltd. , Class H	176,000	130,115	0.1
Beijing Capital International Airport Co. Ltd., Class H	24,000	32,687	0.0
BYD Electronic International Co. Ltd.	1,412,500	2,153,788	2.2
China Agri-Industries Holdings Ltd.	324,000	135,989	0.1
China Aoyuan Property Group, Ltd.	348,000	279,565	0.3
China Coal Energy Co. Ltd., Class H	321,000	139,162	0.1
China Communications Services Corp. Ltd., Class H	1,148,000	720,737	0.8
China COSCO Holdings Co. Ltd., Class H	230,500	117,082	0.1
China Galaxy Securities Co. Ltd., Class H	818,000	537,291	0.6
China International Capital Corp., Ltd.	62,000	140,282	0.1
China Lesso Group Holdings Ltd.	91,000	70,136	0.1
China Life Insurance Co. Ltd., Class H	83,000	235,384	0.2
China Petroleum & Chemical Corp., Class H, Class H	3,004,000	2,925,472	3.1
China Railway Group Ltd., Class H	700,000	561,069	0.6
China ZhengTong Auto Services Holdings, Ltd.	142,500	115,231	0.1
Chongqing Rural Commercial Bank, Co. Ltd., Class H	1,030,000	787,922	0.8
Datang International Power Generation Co. Ltd., Class H	448,000	146,729	0.2
Far East Horizon Ltd.	172,000	170,673	0.2
Future Land Development Holdings Ltd.	84,000	69,558	0.1
Genscript Biotech Corp.	26,000	86,672	0.1
Huatai Securities Co. Ltd., Class H	53,400	108,166	0.1
Jiangxi Copper Co. Ltd., Class H	125,000	177,712	0.2
Kingdee International Software Group Co., Ltd.	42,000	40,772	0.0
Legend Holdings Corp.	34,100	113,821	0.1

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

	Shares	Value	% of Basket Value
China (continued)
Li Ning Co. Ltd.	32,000	$36,031	0.0%
Lonking Holdings Ltd.	2,481,000	1,127,419	1.2
Metallurgical Corp. of China Ltd.	535,000	170,833	0.2
Sino-Ocean Group Holding Ltd.	661,000	458,973	0.5
Sinopec Engineering Group Co. Ltd., Class H	67,500	69,593	0.1
Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,010,000	670,649	0.7
Tencent Holdings Ltd.	69,900	3,436,486	3.6
Tianneng Power International Ltd.	964,000	1,390,951	1.5
Weichai Power Co. Ltd., Class H	1,284,000	1,486,419	1.5
Wuxi Biologics Cayman, Inc.	18,500	167,812	0.2
Xinjiang Goldwind Science & Technology Co., Ltd.	81,600	154,518	0.2
Zhaojin Mining Industry Co. Ltd., Class H	48,500	37,966	0.0
Zhejiang Expressway Co. Ltd., Class H	278,000	285,484	0.3

		19,489,149
Colombia
Almacenes Exito SA	763	4,607	0.0
Cementos Argos SA	1,951	6,897	0.0
Corp. Financiera Colombiana SA	212	1,823	0.0
Ecopetrol SA	26,107	28,812	0.1
Grupo Argos SA	1,923	13,692	0.0
Grupo de Inversiones Suramericana SA	1,587	22,023	0.0
Interconexion Electrica SA	4,360	22,476	0.0

		100,330
Czech Republic
Moneta Money Bank	183,329	658,969	0.7

Greece
Alpha Bank AE	62,770	165,826	0.2
Eurobank Ergasias SA	69,678	87,948	0.1
FF Group	1,346	25,520	0.0
Hellenic Telecommunications Organization SA	11,244	163,694	0.1
JUMBO SA	4,487	82,132	0.1
National Bank of Greece SA	148,449	61,716	0.1
OPAP SA	10,100	120,850	0.1

		707,686
Hong Kong
China Everbright Ltd.	754,000	1,659,226	1.7
China Power International Development Ltd.	144,000	38,601	0.0
China Resources Cement Holdings Ltd.	94,000	98,613	0.1
China Taiping Insurance Holdings Co. Ltd.	122,200	408,658	0.4
China Traditional Chinese Medicine Co. Ltd.	68,000	58,472	0.1
China Travel International Investment Hong Kong Ltd.	1,396,000	520,492	0.5
Haier Electronics Group Co. Ltd.	783,000	2,709,002	2.8
Kingboard Laminates Holdings Ltd.	45,500	60,647	0.1
KWG Property Holding Ltd.	2,211,500	2,978,984	3.1
Nine Dragons Paper Holdings Ltd.	113,000	168,535	0.2
Poly Property Group Co. Ltd.	283,000	131,535	0.1
Shanghai Industrial Holdings Ltd.	103,000	270,096	0.3
Shenzhen Investment Ltd.	120,000	48,500	0.1
Shimao Property Holdings Ltd.	219,500	580,591	0.6
SSY Group, Ltd.	44,000	44,459	0.1
Yuexiu Property Co. Ltd.	2,208,000	496,759	0.5

		10,273,170
Hungary
OTP Bank PLC	8,214	358,158	0.4

Indonesia
Adaro Energy Tbk PT	685,600	89,780	0.1
Bank Danamon Indonesia Tbk PT	177,500	84,611	0.1
Bank Tabungan Negara Persero Tbk PT	586,200	130,639	0.2
Matahari Department Store Tbk PT	1,076,500	797,066	0.8

		1,102,096

	Shares	Value	% of Basket Value
Malaysia
Astro Malaysia Holdings Bhd	281,600	$136,376	0.1%
Top Glove Corp. Bhd	18,400	44,419	0.1

		180,795
Peru
Hochschild Mining PLC	508,565	1,471,024	1.5

Philippines
Alliance Global Group, Inc.	378,800	95,409	0.1
Ayala Corp.	68,025	1,265,334	1.3

		1,360,743
Poland
Bank Millennium SA	150,431	366,450	0.4

Russia
Aeroflot — Russian Airlines OJSC	183,840	420,024	0.4
Lukoil PJSC — ADR	68,062	4,536,721	4.7
Magnitogorsk Iron & Steel Works PJSC	3,924,049	3,023,102	3.2
Novatek PJSC — GDR	3,433	436,047	0.5
Polymetal International PLC	209,328	2,101,121	2.2
Severstal PJSC	6,520	104,538	0.1
Sistema PJSC FC — GDR	35,360	128,569	0.1
Tatneft PJSC	57,195	607,698	0.6
TMK OAO — GDR	15,745	78,882	0.1

		11,436,702
Singapore
BOC Aviation, Ltd.	10,200	59,637	0.1

South Africa
Anglo American Platinum Ltd.	24,304	652,201	0.7
AngloGold Ashanti Ltd.	40,383	360,970	0.4
Barloworld Ltd.	59,433	806,458	0.8
Capitec Bank Holdings Ltd.	4,101	291,967	0.3
Clicks Group Ltd.	3,533	60,564	0.1
Gold Fields Ltd.	93,219	353,910	0.4
Investec Ltd.	58,218	459,243	0.5
Massmart Holdings Ltd.	23,382	312,241	0.3
Mondi Ltd.	46,817	1,366,989	1.4
Mr Price Group Ltd.	13,978	306,731	0.3
Sanlam Ltd.	65,323	412,647	0.4
Sappi Ltd.	263,950	1,684,441	1.8
Standard Bank Group Ltd.	19,353	331,915	0.3

		7,400,277
South Korea
Green Cross Corp.	7,688	1,552,030	1.6
Hanwha Corp.	6,687	248,621	0.3
Hyundai Development Co-Engineering & Construction	15,441	671,060	0.7
Jusung Engineering Co., Ltd.	14,392	137,006	0.1
KB Financial Group, Inc.	14,895	846,260	0.9
Korea Investment Holdings Co. Ltd.	2,723	230,016	0.2
LG Electronics, Inc.	22,283	2,112,847	2.2
LG International Corp.	28,992	714,486	0.7
LOTTE Himart Co. Ltd.	2,232	155,092	0.2
Meritz Securities Co., Ltd.	70,147	270,816	0.3
Poongsan Corp.	22,722	805,953	0.8
Posco Daewoo Corp.	10,052	210,996	0.2
Posco ICT Co. Ltd.	1	7	0.0
Samsung Electronics Co. Ltd.	1,738	4,307,818	4.5
Samsung Securities Co. Ltd.	6,852	235,662	0.3
Seegene, Inc.	14,769	479,313	0.5

		12,977,983

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

	Shares	Value	% of Basket Value
Switzerland
Sinotruk Hong Kong Ltd.	87,000	$101,931	0.1%

Taiwan
CTBC Financial Holding Co. Ltd.	743,800	530,451	0.6
Taiwan Semiconductor Manufacturing Co. Ltd.	145,000	1,104,514	1.1

		1,634,965
Thailand
Bangkok Chain Hospital PCL	337,900	186,295	0.2
Central Plaza Hotel PCL	273,100	454,301	0.5
Esso Thailand PCL	2,196,800	1,245,967	1.3
Glow Energy PCL, Foreign Registered Shares	295,700	808,116	0.8
Kiatnakin Bank PCL	399,700	934,027	1.0
PTT Global Chemical PCL, Foreign Registered Shares	243,900	757,357	0.8
Thanachart Capital PCL	673,100	1,146,360	1.2

		5,532,423
Turkey
Akbank TAS	323,392	672,873	0.7
BIM Birlesik Magazalar AS	54,822	931,462	1.0

	Shares	Value	% of Basket Value
Turkey (continued)
Coca-Cola Icecek AS	31,330	$276,026	0.3%
Eregli Demir ve Celik Fabrikalari TAS	178,248	444,949	0.5
Ford Otomotiv Sanayi	73,678	1,014,301	1.0
Haci Omer Sabanci Holding AS	105,385	249,229	0.3
Tekfen Holding	187,044	707,819	0.7
Turkiye Is Bankasi AS, Class C	980,095	1,485,105	1.5

		5,781,764
United Arab Emirates
Dubai Islamic Bank PJSC	230,301	344,842	0.4

United Kingdom
Anglo American PLC	166,160	3,921,105	4.1
Old Mutual PLC	125,322	435,608	0.5

		4,356,713

Total Reference Entity — Long		95,845,342

Net Value of Reference Entity — UBS AG		$95,845,342

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$98	$—	$—	$(16,315)
OTC Derivatives	—	—	13,405,155	(55,127)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$213,285	$—	$—	$—	$213,285
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,708,146	—	—	1,708,146
Swaps — OTC
Unrealized appreciation on OTC swaps	—	—	13,365,325	—	39,830	—	13,405,155

	$—	$—	$13,578,610	$1,708,146	$39,830	$—	$15,326,586

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$102,118	$—	$—	$—	$102,118
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,809,175	—	—	1,809,175
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	16,315	—	16,315
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	55,127	—	55,127

	$—	$—	$102,118	$1,809,175	$71,442	$—	$1,982,735

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the period ended April 30, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(266,744)	$—	$—	$—	$(266,744)
Forward foreign currency exchange contracts	—	—	—	1,219,450	—	—	1,219,450
Swaps	—	—	17,906,782	—	(392,535)	—	17,514,247

	$—	$—	$17,640,038	$1,219,450	$(392,535)	$—	$18,466,953

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(56,049)	$—	$—	$—	$(56,049)
Forward foreign currency exchange contracts	—	—	—	(1,317,421)	—	—	(1,317,421)
Swaps	—	—	(6,757,754)	—	478,676	—	(6,279,078)

	$—	$—	$(6,813,803)	$(1,317,421)	$478,676	$—	$(7,652,548)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,644,082
Average notional value of contracts — short	$3,485,405
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$135,412,615
Average amounts sold — in USD	$122,178,341
Interest rate swaps:
Average notional amount-receives fixed rate	$44,437,544
Total return swaps:
Average notional amount	$189,845,946

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$120,725	$—
Forward foreign currency exchange contracts	1,708,146	1,809,175
Swaps — centrally cleared	1,881	—
Swaps — OTC(a)	13,405,155	55,127

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$15,235,907	$1,864,302

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(122,606)	—

Total derivative assets and liabilities subject to an MNA	$15,113,301	$1,864,302

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$28,399	$(28,399)	$—	$—	$—
Barclays Bank PLC	124,686	—	—	—	124,686
BNP Paribas S.A.	102,356	(102,356)	—	—	—
Citibank N.A.	12,425	(12,425)	—	—	—
Credit Suisse International	3,523	—	—	—	3,523
Deutsche Bank AG	26,139	(26,139)	—	—	—
Goldman Sachs Bank USA	6,437,572	—	—	(6,437,572)	—

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2018	BlackRock Total Emerging Markets Fund (Percentages shown are based on Net Assets)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
HSBC Bank USA N.A.	$378,646	$(13,786)	$—	$—	$364,860
JPMorgan Chase Bank N.A.	821,406	(657,377)	—	—	164,029
Morgan Stanley & Co. International PLC	54,727	(54,727)	—	—	—
State Street Bank and Trust Co.	159,143	—	—	—	159,143
UBS AG	6,964,279	—	—	(5,533,288)	1,430,991

	$15,113,301	$(895,209)	$—	$(11,970,860)	$2,247,232

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (b)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(e)
Bank of America N.A.	$46,398	$(28,399)	$—	$—	$17,999
BNP Paribas S.A.	476,294	(102,356)	—	—	373,938
Citibank N.A.	354,048	(12,425)	—	—	341,623
Deutsche Bank AG	65,254	(26,139)	—	—	39,115
HSBC Bank USA N.A.	13,786	(13,786)	—	—	—
JPMorgan Chase Bank N.A.	657,377	(657,377)	—	—	—
Morgan Stanley & Co. International PLC	251,145	(54,727)	—	—	196,418

	$1,864,302	$(895,209)	$—	$—	$969,093

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparties is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Corporate Bonds	$—	$26,459,904	$—	$26,459,904
Foreign Agency Obligations	—	18,153,445	—	18,153,445
Foreign Government Obligations	—	166,364,932	—	166,364,932
Short-Term Securities	113,564,487	—	—	113,564,487

	$113,564,487	$210,978,281	$—	$324,542,768

Derivative Financial Instruments (a)
Assets:
Equity contracts	$213,285	$13,365,325	$—	$13,578,610
Foreign currency exchange contracts	—	1,708,146	—	1,708,146
Interest rate contracts	—	39,830	—	39,830
Liabilities:
Equity contracts	(102,118)	—	—	(102,118)
Foreign currency exchange contracts	—	(1,809,175)	—	(1,809,175)
Interest rate contracts	—	(71,442)		(71,442)

	$111,167	$13,232,684	$—	$13,343,851

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended April 30, 2018, there were no transfers between levels.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities (unaudited)

April 30, 2018

BlackRock Total Emerging Markets Fund

ASSETS
Investments at value — unaffiliated (cost — $218,618,064)	$210,978,281
Investments at value — affiliated (cost — $113,564,487)	113,564,487
Foreign currency at value (cost — $30,877)	33,608
Cash pledged:
Futures contracts	797,480
Centrally cleared swaps	238,597
Receivables:
Capital shares sold	670,489
Interest — unaffiliated	2,344,491
Variation margin on futures contracts	120,725
Variation margin on centrally cleared swaps	1,881
Dividends — affiliated	163,370
From the Manager	2,835
Unrealized appreciation on:
OTC derivatives	13,405,155
Forward foreign currency exchange contracts	1,708,146
Prepaid expenses	55,406

Total assets	344,084,951

LIABILITIES
Bank overdraft	84,961
Cash received as collateral for OTC derivatives	12,643,288
Payables:
Investments purchased	378,974
Investment advisory fees	179,679
Capital shares redeemed	1,108,922
Officer’s and Trustees’ fees	37
Board consolidation	3,575
Administration fees	11,953
Service and distribution fees	15,409
Other accrued expenses	209,070
Unrealized appreciation on:
OTC derivatives	55,127
Forward foreign currency exchange contracts	1,809,175

Total liabilities	16,500,170

NET ASSETS	$327,584,781

NET ASSETS CONSIST OF
Paid-in capital	$312,306,117
Undistributed net investment income	959,385
Accumulated net realized gain (loss)	8,617,117
Net unrealized appreciation (depreciation)	5,702,162

NET ASSETS	$327,584,781

NET ASSET VALUE
Institutional — Based on net assets of $277,469,023 and 26,840,803 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.34

Investor A — Based on net assets of $42,442,344 and 4,129,892 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.28

Investor C — Based on net assets of $7,673,414 and 752,698 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.19

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statement of Operations (unaudited)

Six Months Ended April 30, 2018

BlackRock Total Emerging Markets Fund

INVESTMENT INCOME
Interest — unaffiliated	$4,345,247
Dividends — affiliated	1,060,133
Foreign taxes withheld	(34,080)

Total investment income	5,371,300

EXPENSES
Investment advisory	1,528,998
Service and distribution — class specific	98,023
Trustees and Officer	8,154
Professional	77,625
Administration	86,643
Administration — class specific	40,773
Transfer agent — class specific	201,471
Accounting services	50,826
Custodian	43,210
Registration	43,135
Printing	19,884
Board consolidation	3,575
Miscellaneous	27,684

Total expenses	2,230,001
Less:
Fees waived and/or reimbursed by the Manager	(154,004)
Administration fees waived — class specific	(40,773)
Transfer agent fees waived and/or reimbursed — class specific	(201,449)

Total expenses after fees waived and/or reimbursed	1,833,775

Net investment income	3,537,525

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,822,232)
Capital gain distributions from investment companies — affiliated	850
Futures contracts	(266,744)
Forward foreign currency exchange contracts	1,219,450
Foreign currency transactions	(360,968)
Swaps	17,514,247

15,284,603

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(8,618,552)
Futures contracts	(56,049)
Forward foreign currency exchange contracts	(1,317,421)
Foreign currency translations	7,187
Swaps	(6,279,078)

(16,263,913)

Net realized and unrealized loss	(979,310)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,558,215

See notes to consolidated financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Total Emerging Markets Fund
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$3,537,525	$6,541,655
Net realized gain (loss)	15,284,603	18,529,891
Net change in unrealized appreciation (depreciation)	(16,263,913)	16,047,285

Net increase in net assets resulting from operations	2,558,215	41,118,831

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(5,798,741)	(1,586,891)
Investor A	(621,644)	(397,802)
Investor C	(54,723)	(15,325)
From net realized gain:
Institutional	(11,874,333)	(1,690,194)
Investor A	(1,472,498)	(462,291)
Investor C	(234,682)	(31,321)

Decrease in net assets resulting from distributions to shareholders	(20,056,621)	(4,183,824)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(93,880,190)	156,753,940

NET ASSETS
Total increase (decrease) in net assets	(111,378,596)	193,688,947
Beginning of period	438,963,377	245,274,430

End of period	$327,584,781	$438,963,377

Undistributed net investment income, end of period	$959,385	$3,896,968

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	23

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund
	Institutional
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,				Period from 05/16/13 (a) to 10/31/13
			2017	2016	2015	2014
Net asset value, beginning of period	$10.87		$9.72	$8.70	$9.84	$9.53	$10.00

Net investment income(b)	0.09		0.22	0.17	0.11	0.05	0.05
Net realized and unrealized gain (loss)	(0.13)		1.14	0.95	(1.19)	0.34	(0.52)

Net increase (decrease) from investment operations	(0.04)		1.36	1.12	(1.08)	0.39	(0.47)

Distributions:(c)
From net investment income	(0.16)		(0.10)	(0.10)	(0.06)	(0.08)	—
From net realized gain	(0.33)		(0.11)	—	—	—	—

Total distributions	(0.49)		(0.21)	(0.10)	(0.06)	(0.08)	—

Net asset value, end of period	$10.34		$10.87	$9.72	$8.70	$9.84	$9.53

Total Return(d)
Based on net asset value	(0.40	)%(e)	14.49%	13.16%	(10.97)%	4.18%	(4.70	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.03	%(g)	1.03%	1.44%	1.74%	2.01%	1.92	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.85	%(g)	0.85%	1.04%	1.40%	1.40%	1.40	%(g)

Net investment income	1.74	%(g)	2.17%	1.88%	1.14%	0.56%	1.08	%(g)

Supplemental Data
Net assets, end of period (000)	$277,469		$385,137	$205,782	$54,526	$51,671	$48,532

Portfolio turnover rate(i)	41%		140%	22%	34%	37%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,				Period 05/16/13 (a) to 10/31/13
		2017	2016	2015	2014
Investments in underlying funds	0.07%	0.06%	0.08%	0.11%	0.12%	0.12%

(g)	Annualized.
(h)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.97%.
(i)	Excludes investments underlying the total return swaps.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)
	Investor A
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,				Period from 05/16/13 (a) to 10/31/13
			2017	2016	2015	2014
Net asset value, beginning of period	$10.80		$9.67	$8.67	$9.81	$9.52	$10.00

Net investment income(b)	0.09		0.19	0.16	0.10	0.02	0.04
Net realized and unrealized gain (loss)	(0.14)		1.15	0.93	(1.19)	0.35	(0.52)

Net increase (decrease) from investment operations	(0.05)		1.34	1.09	(1.09)	0.37	(0.48)

Distributions:(c)
From net investment income	(0.14)		(0.10)	(0.09)	(0.05)	(0.08)	—
From net realized gain	(0.33)		(0.11)	—	—	—	—

Total distributions	(0.47)		(0.21)	(0.09)	(0.05)	(0.08)	—

Net asset value, end of period	$10.28		$10.80	$9.67	$8.67	$9.81	$9.52

Total Return(d)
Based on net asset value	(0.52	)%(e)	14.25%	12.74%	(11.15)%	3.90%	(4.80	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.36	%(g)	1.37%	1.56%	2.15%	2.54%	2.63	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.10	%(g)	1.10%	1.17%	1.65%	1.65%	1.65	%(g)

Net investment income	1.73	%(g)	1.91%	1.65%	1.02%	0.23%	0.82	%(g)

Supplemental Data
Net assets, end of period (000)	$42,442		$46,427	$37,058	$1,628	$698	$71

Portfolio turnover rate(i)	41%		140%	22%	34%	37%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effect of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months EndedApril 30, 2018 (unaudited)	Year Ended October 31,				Period 05/16/13 (a) to 10/31/13
		2017	2016	2015	2014
Investments in underlying funds	0.07%	0.06%	0.08%	0.11%	0.12%	0.12%

(g)	Annualized.
(h)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.
(i)	Excludes investments underlying the total return swaps.

CONSOLIDATED FINANCIAL HIGHLIGHTS	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Emerging Markets Fund (continued)
	Investor C
	Six Months Ended 04/30/18 (unaudited)		Year Ended October 31,				Period from 05/16/13 (a) to 10/31/13
			2017	2016	2015	2014
Net asset value, beginning of period	$10.70		$9.61	$8.58	$9.73	$9.49	$10.00

Net investment income(b)	0.09		0.11	0.08	(0.01)	(0.05)	0.00	(c)
Net realized and unrealized gain (loss)	(0.19)		1.14	0.95	(1.14)	0.34	(0.51)

Net increase (decrease) from investment operations	(0.10)		1.25	1.03	(1.15)	0.29	(0.51)

Distributions:(d)
From net investment income	(0.08)		(0.05)	—	—	(0.05)	—
From net realized gain	(0.33)		(0.11)	—	—	—	—

Total distributions	(0.41)		(0.16)	—	—	(0.05)	—

Net asset value, end of period	$10.19		$10.70	$9.61	$8.58	$9.73	$9.49

Total Return(e)
Based on net asset value	(1.02	)%(f)	13.39%	12.01%	(11.82)%	3.14%	(5.10	)%(f)

Ratios to Average Net Assets(g)
Total expenses	2.12	%(h)	2.11%	2.61%	2.91%	3.25%	3.43	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.85	%(h)	1.85%	2.10%	2.40%	2.40%	2.40	%(h)

Net investment income	1.73	%(h)	1.18%	0.88%	(0.10)%	(0.57)%	0.06	%(h)

Supplemental Data
Net assets, end of period (000)	$7,673		$7,399	$2,435	$898	$2,290	$71

Portfolio turnover rate(j)	41%		140%	22%	34%	37%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effect of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31,				Period 05/16/13 (a) to 10/31/13
		2017	2016	2015	2014
Investments in underlying funds	0.07%	0.06%	0.08%	0.11%	0.12%	0.12%

(h)	Annualized.
(i)	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.47%.
(j)	Excludes investments underlying the total return swaps.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Total Emerging Markets Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Emerging Market Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,490, which is 0.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (unaudited) (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion $1 Billion — $3 Billion $3 Billion — $5 Billion $5 Billion — $10 Billion Greater than $10 Billion	0.75 0.71 0.68 0.65 0.64%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee Distribution Fee	0.25 —%	0.25 0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$59,187	$38,836	$98,023

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (unaudited) (continued)

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as Administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million $500 Million — $1 Billion $1 Billion — $2 Billion $2 Billion — $4 Billion $4 Billion — $13 Billion Greater than $13 Billion	0.0425 0.0400 0.0375 0.0350 0.0325 0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended April 30, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$35,260	$4,736	$777	$40,773

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended April 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$480	$255	$78	$813

For the six months ended April 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$156,149	$38,633	$6,689	$201,471

Other Fees: For the six months ended April 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,813.

For the six months ended April 30, 2018, affiliates received CDSCs as follows:

Investor A	$811
Investor C	872

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the six months ended April 30, 2018, the amounts waived were $62,423.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For six months ended April 30, 2018, there were no fees waived by the Manager.

The Fund has begun to incur expenses in connection with a potential reconfiguration of the boards of trustees of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended April 30, 2018, the amount waived reimbursed was $2,835.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional Investor A Investor C	0.85 1.10 1.85%

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2018, the Manager waived $88,746, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

For the six months ended April 30, 2018, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Administration Fees Waiver — Class Specific	$35,260	$4,736	$777	$40,773
Transfer Agent Fees Waiver and/or reimbursed — Class Specific	156,149	38,611	6,688	201,449

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On April 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2018	2019	2020
Fund Level Institutional Investor A Investor C	$210,256 28,971 5,571 1,577	$208,066 236,158 63,183 8,781	$88,746 191,409 43,347 7,465

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended April 30, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$—	$660,700	$(30,435)

7.	PURCHASES AND SALES

For the six months ended April 30, 2018, purchases and sales of investments, excluding short-term securities, were $92,608,335 and $94,639,690, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of April 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$332,787,408

Gross unrealized appreciation	$16,034,202
Gross unrealized depreciation	(16,997,588)

Net unrealized depreciation	$(963,386)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,366,401	$89,685,900	34,384,120	$343,135,931
Shares issued in reinvestment of distributions	1,613,980	16,753,115	341,953	3,104,930
Shares redeemed	(18,560,942)	(199,195,595)	(20,481,057)	(199,558,593)

Net increase (decrease)	(8,580,561)	$(92,756,580)	14,245,016	$146,682,268

Investor A
Shares sold	911,899	$9,715,167	4,629,022	$45,519,101
Shares issued in reinvestment of distributions	201,534	2,081,841	94,382	854,159
Shares redeemed	(1,281,027)	(13,562,221)	(4,257,654)	(40,571,927)

Net increase (decrease)	(167,594)	$(1,765,213)	465,750	$5,801,333

Investor C
Shares sold	102,270	$1,085,499	558,242	$5,485,247
Shares issued in reinvestment of distributions	28,107	288,942	5,171	46,646
Shares redeemed	(69,383)	(732,838)	(125,171)	(1,261,554)

Net increase	60,994	$641,603	438,242	$4,270,339

Total Net Increase (Decrease)	(8,687,161)	$(93,880,190)	15,149,008	$156,753,940

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS	35

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board and Trustee

Mark Stalnecker, Chair of the Board (Since 2018); Trustee (Since 2015)

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee (Since 2015); President and Chief Executive Officer (Since 2010)

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong, China

BlackRock (Singapore) Limited

079912 Singapore

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
BHD	Bahraini Dinar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
JSC	Joint Stock Company
OTC	Over-the-Counter
PCL	Public Company Limited

GLOSSARY OF TERMS USED IN THIS REPORT	39

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMAP-4/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: July 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: July 5, 2018

4